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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                 March 13, 1998




                            THE PENN TRAFFIC COMPANY
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

          1-9930                                         25-0716800
--------------------------                  ------------------------------------
(Commissioner File Number)                  (IRS Employer Identification Number)



                            1200 State Fair Boulevard
                          SYRACUSE, NEW YORK 13221-4737
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (315) 453-7284
                                                           --------------


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Item 5.      OTHER EVENTS

     The Penn Traffic Company (the "Company") has entered into Amendment No. 17 to the Loan and Security Agreement among the Company, Dairy Dell, Big M Supermarkets, Inc. and Penny Curtiss Baking Company Inc., the lenders party thereto and Fleet Bank, N.A. (as successor to NatWest USA Credit Corp.), as Agent, dated March 5, 1993 (as previously amended). A copy of Amendment No. 17 is filed as an exhibit thereto.


Item 7(c).   EXHIBITS


     10.R Amendment No. 17, dated as of March 13, 1998, to the Loan and Security Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE PENN TRAFFIC COMPANY



                                              By:  /s/ Robert J. Davis
                                                 -----------------------------
                                                 Name:  Robert J. Davis
                                                 Title: Senior Vice President-
                                                        Finance, Chief
                                                        Financial Officer

Date:  March 24, 1998